WCM China Quality Growth Fund

Investor Class Shares – WCQGX

Institutional Class Shares – WCMCX

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated January 30, 2024, to the

Prospectus, Statement of Additional Information (“SAI”),

and Summary Prospectus, each dated April 30, 2023.

Effective February 1, 2024 (the “Effective Date”), Yan Gao will no longer serve as a portfolio manager of the WCM China Quality Growth Fund (the “Fund”). Accordingly, as of the Effective Date, all references in the Prospectus, SAI and Summary Prospectus to Ms. Gao as a portfolio manager of the Fund are hereby deleted. Michael Tian, CFA will continue to serve as portfolio manager of the Fund.

Please file this Supplement with your records.